UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 11, 2011 (Date of earliest event reported)
Callidus Software Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-50463 (Commission File Number)	77-0438629 (IRS Employer Identification Number)

6200 Stoneridge Mall Road, Suite 500 (Address of principal executive offices)		94588 (Zip Code)
925-251-2200 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 11, 2011 Callidus Software Inc. issued a press release announcing preliminary financial results as of and for the quarter ended December 31, 2010. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into Callidus Software Inc.'s filings with the Securities and Exchange Commission under the Securities Act of 1933 and shall not be deemed to be "filed" with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Callidus Software Inc. dated January 11, 2011

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2011	CALLIDUS SOFTWARE INC. By: /s/ Ronald J. Fior Ronald J. Fior Senior Vice President Finance & Operations; Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Callidus Software Inc. dated January 11, 2011